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                                                                  Exhibit 10.1




                       FIRST AMENDMENT TO CREDIT AGREEMENT

         FIRST AMENDMENT TO CREDIT AGREEMENT ("First Amendment") dated as of June 30, 2004 among and between Genzyme Corporation (the "Company"); each of the financial institutions identified under the caption "Lenders" on the signature pages hereto; and Fleet National Bank ("Fleet") as administrative agent for the Lenders (the "Administrative Agent").

         Reference is made to the Credit Agreement dated as of December 10, 2003, among and between the Company, the Subsidiary Guarantors party thereto, the Lenders, and the Administrative Agent, pursuant to which the Lenders furnished to the Company a $350,000,000 revolving line of credit (as amended hereby, the "Credit Agreement"). Capitalized terms used in this First Amendment have the meanings given such terms in the Credit Agreement, as amended hereby, except as provided otherwise herein.

         The Company has requested that the Credit Agreement be amended in respect of the amount of additional Indebtedness the Company and its Subsidiaries may incur, as set forth below. Under Section 12.5 of the Credit Agreement, this First Amendment, to be effective, must be signed by the Company, the Administrative Agent and the Lenders constituting the Required Lenders.

1. AMENDMENT: SECTION 9.7(J)--ADDITIONAL INDEBTEDNESS. Section 9.7(j) of the Credit Agreement is hereby amended to replace the figure "$700,000,000", both times it appears in such section, with the figure "$800,000,000" in lieu thereof.

2. REPRESENTATIONS AND WARRANTIES. In order to induce the Administrative Agent and Required Lenders to enter into this First Amendment, the Company makes the following representations and warranties, all of which shall survive the execution and delivery of this First Amendment:

         (a) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this First Amendment and under the Credit Agreement, as amended hereby. This First Amendment has been duly authorized, executed and delivered by the Company, and does not conflict with, violate or result in a breach of or require any consent under (i) any applicable law or regulation or any of the terms of the charter or by-laws of the Company, or (ii) any agreement or instrument to which the Company or any Subsidiary is a party or to which any of them or their Property is bound or to which any of them is subject; except to the extent, with respect to the foregoing clause (ii), any such conflict, violation, or breach, or the failure to have any such consent, (x) could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect and (y) does not and will not result in any liability of the Administrative Agent or any Lender or in the acceleration or required prepayment of any Indebtedness or the termination of any commitments to extend credit. This First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.


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         (b) On the date hereof each of the representations and warranties in the Credit Agreement are true, accurate and complete in all material respects (other than those representations and warranties made as of a specific date, which were true, accurate and complete in all material respects as of such specific date).

         (c) Upon the execution and delivery of this First Amendment, and the satisfaction of each of the conditions precedent set forth in Section 3 of this First Amendment, no Default or Event of Default shall exist and be continuing.

3. CONDITIONS PRECEDENT. The agreements contained herein and the amendments contemplated hereby shall become effective when the Company, the Required Lenders, and the Administrative Agent shall have executed this First Amendment and when each of the following conditions shall have been fulfilled (the "Effective Date"):

         (a) EXECUTION OF DOCUMENTS, ETC. This First Amendment and any other agreements, documents and instruments to be executed and/or delivered in connection herewith (collectively the "First Amendment Documents") shall have been duly and properly authorized and executed by: the Company, the Administrative Agent, and the Required Lenders and shall be in full force and effect on and as of the Effective Date of this First Amendment and all representations and warranties of the Company hereunder shall continue to be true, accurate and complete.

         (b) PROCEEDINGS; RECEIPT OF DOCUMENTS. All requisite corporate action and proceedings of the Company in connection with the execution and delivery of this First Amendment shall be satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information and copies of all documents, including without limitation, records of requisite corporate action and proceedings which the Administrative Agent or its counsel may have requested in connection therewith, such documents where requested by the Administrative Agent or its counsel to be certified by appropriate persons or governmental authorities.

         (c) MATERIAL LITIGATION. There shall be no pending or, to the best knowledge of the Company, threatened litigation with respect to the Company before any court, arbitrator or governmental or administrative body or agency which challenges or relates to (i) the lending transactions contemplated hereby or (ii) the Loan Documents.

         (d) FEES. The Company shall have reimbursed the Administrative Agent on account of the reasonable fees and expenses of counsel to the Administrative Agent.

4. REAFFIRMATION AND RATIFICATION OF EXISTING AGREEMENTS, ETC. The Company: (i) reaffirms and ratifies all the Obligations to the Agents and the Lenders, in respect of the Credit Agreement, as hereby amended, and the other Loan Documents, (ii) certifies that there are no defenses, offsets or counterclaims to such Obligations as of the date hereof, (iii) expressly acknowledges its continuing liability pursuant thereto, and (iv) agrees that each of the Credit Agreement, as amended hereby, and the other Loan Documents shall remain in full force and effect, enforceable against the Company in accordance with its terms.


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5. MISCELLANEOUS.

         (a) This First Amendment may be executed on separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same agreement.

         (b) This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of law principles thereof).

         (c) The headings of the several sections of this First Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this First Amendment.

         (d) This First Amendment embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior proposals, negotiation, agreements and understandings relating to such subject matter.

         (e) This First Amendment shall be deemed to be a Loan Document under the Credit Agreement.

         (f) EACH OF THE OBLIGORS, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (g) The Company shall pay on demand the reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and expenses incurred, or which may be incurred by the Agents or the Lenders in connection with the negotiation, documentation, administration and enforcement of this First Amendment.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered as a sealed instrument at Boston, Massachusetts as of the date first above written.

                                     THE COMPANY:

                                     GENZYME CORPORATION

                                     By: /s/ MICHAEL S. WYZGA
                                         --------------------------------------
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer


                                     THE SUBSIDIARY GUARANTOR:

                                     SANGSTAT MEDICAL CORPORATION

                                     By: /s/ GEORGES GEMAYEL
                                         --------------------------------------
                                         Title:  President


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                                     ADMINISTRATIVE AGENT:

                                     FLEET NATIONAL BANK

                                     By: /s/ ANTHEA DEL BIANCO
                                         --------------------------------------
                                         Title:  Vice President


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LENDERS:

         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.


Revolving Credit Commitment:                FLEET NATIONAL BANK


$50,000,000.00                              By: /s/ CRAIG MURLLESS
--------------                                  -------------------------------
                                                Title:  Principal








             [Signature Page to First Amendment to Credit Agreement]


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         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.



Revolving Credit Commitment:                THE BANK OF NOVA SCOTIA


$35,000,000.00                              By: /s/ CAROLYN A. CALLOWAY
--------------                                  -------------------------------
                                                Title:  Managing Director








             [Signature Page to First Amendment to Credit Agreement]


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         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.



Revolving Credit Commitment:                CITIZENS BANK OF MASSACHUSETTS


$35,000,000.00                              By: /s/ R. SCOTT HASKELL
--------------                                  -------------------------------
                                                Title:  Vice President






             [Signature Page to First Amendment to Credit Agreement]


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         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.



Revolving Credit Commitment:                WACHOVIA BANK, National Association


$35,000,000.00                              By: /s/ JEANETTE A. GRIFFIN
--------------                                  -------------------------------
                                                Title:  Director








             [Signature Page to First Amendment to Credit Agreement]


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         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.



Revolving Credit Commitment:                BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY


$30,000,000.00                              By: /s/ LILLIAN KIM
--------------                                  -------------------------------
                                                Title:  Vice President







             [Signature Page to First Amendment to Credit Agreement]


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         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.



Revolving Credit Commitment:                KEYBANK NATIONAL ASSOCIATION



$25,000,000.00                              By: /s/  JAMES A. TAYLOR
--------------                                  -------------------------------
                                                Title:  Vice President







             [Signature Page to First Amendment to Credit Agreement]


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         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.



Revolving Credit Commitment:                MELLON BANK, N.A.


$25,000,000.00                              By: /s/  J. WADE BELL
--------------                                  -------------------------------
                                                Title:  Vice President








             [Signature Page to First Amendment to Credit Agreement]


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         The undersigned Lender, with the Revolving Credit Commitment set forth below, hereby enters into the foregoing First Amendment To Credit Agreement dated as of June 30, 2004.



Revolving Credit Commitment:                THE GOVERNOR AND COMPANY OF THE
                                            BANK OF IRELAND


$15,000,000.00                              By: /s/  EOGHAM DOYLE
--------------                                  -------------------------------
                                                Title:  Deputy Manager







             [Signature Page to First Amendment to Credit Agreement]